Subsequent Events (FY)	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
9. Subsequent events

The Company evaluated events subsequent to December 31, 2020 for their potential impact on the consolidated financial statements and disclosures through March 9, 2021, the date the consolidated financial statements were available to be issued.

With respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international and U.S. economies and markets. The outbreak has potential to have an adverse impact on the manufacturing, distribution, logistics, and technology industries and, if repercussions of the outbreak are prolonged, could have a significant adverse impact on the cannabis industry and the Company, which could be material. The Company’s management cannot at this point estimate the impact of the outbreak on its business and no provision for this outbreak are reflected in the accompanying financial statements.

On December 10, 2020, the Company announced an agreement for a business combination with Silver Spike Acquisition Corp., a publicly traded special purpose acquisition company, that would result in the Company becoming a publicly traded entity following the close of the transaction. The estimated gross proceeds of the transaction are $575 million made up of $250 million of cash held-in-trust by Silver Spike Acquisition Corp. and an additional $325 million of fully committed common stock from a private investment in public equity. The transaction is estimated to close in the second quarter of fiscal year 2021.